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                                                                    EXHIBIT 23.A


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504 and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Inland Steel Industries, Inc. of our report dated June 19, 1994 appearing on pages 1-2 of Exhibit 99.A to the 1994 Annual Report on Form 10-K of Inland Steel Industries, Inc., filed with this Form 10K/A.


                             PRICE WATERHOUSE LLP


Chicago,
June 19, 1995